AMENDMENT NO.3 AND JOINDER AGREEMENT




         THIS AMENDMENT NO.3 AND JOINDER AGREEMENT ("Agreement") is entered into as of July 30, 1997, by and among ACCUHEALTH, INC., a corporation organized under the laws of the State of New York ("Accuhealth"), MIDVIEW DRUG, INC. a corporation organized under the laws of the State of New York ("Midview"), ACCUHEALTH HOME CARE, INC., a corporation organized under the laws of the State of Delaware ("AHC"), CITIVIEW DRUG CO., INC., a corporation organized under the laws of the State of New York ("Citiview"), PROHEALTHCARE INFUSION SERVICES, INC., a corporation organized under the laws of the State of New Jersey ("PHCIS") (Accuhealth, Midview, AJIC, Citiview and PHCIS, each a "Borrower" and, jointly and severally, the "Borrowers"), and ROSENTHAL & ROSENTHAL, INC. ("Lender").

                                   BACKGROUND

         Borrowers (other than PHCIS) and Lender are parties to a Loan and Security Agreement dated as of April 28, 1994, as amended by Amendment No.1 dated as of February 1.1996 and Amendment No.2 dated as of February 1, 1997 (as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers (other than PHCIS) with certain financial accommodations.

         Pursuant to an Agreement and Plan of Merger dated as of March 14, 1997, by and among Accuhealth, ACH Acquiring Corp., a wholly-owned subsidiary of Accuhealth ("Sub"), ProHealthCare, Inc. ("ProHealthCare"), PHCIS, a wholly-owned subsidiary of ProHealthCare, Thomas Laurita and David Brian Cohen (the "Purchase Agreement") (i) Accuhealth acquired all of the issued and outstanding shares of capital stock PHCIS from ProHealthCare and (ii) Sub was merged with and into PHCIS with PHCIS as the surviving corporation.

         Borrowers (other than PHCIS) have requested that Lender permit PHCIS to become a Borrower under the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2.        JOINDER.

                    (a) PHCIS is hereby added as an additional Borrower under the Loan Agreement, and all references to "Borrower" or "Borrowers" thereunder shall henceforth be deemed to include PHCIS;

                    (b) PHCIS hereby adopts the Loan Agreement and each of the Ancillary

Agreements and assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Loan Agreement and the Ancillary Agreements. Without limiting the generality of the foregoing, in order to secure the prompt payment and performance to Lender of the Obligations, PHCIS hereby assigns, pledges and grants to Lender a continuing security interest in and to all of its Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located.

         3. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

         (a) Section 1(a) of the Loan Agreement is hereby amended by adding the following defined term in its appropriate alphabetical order:

             "PHCIS" shall mean ProHealthCare Infusion Services, Inc., a New Jersey corporation.


         (b) Exhibit 12(1) to the Loan Agreement is amended by adding the following at the end thereof:

            "4.       30 Hillside Avenue
                      Springfield, NJ 07081"

         (c) Exhibit 12(m) to the Loan Agreement is amended by adding the following at the end thereof:



            "15. Promissory Note dated July 30, 1997 by ProHealthCare Infusion Services, Inc. ("PHCIS") in favor of Bergen Brunswig Drug Company ("Bergen") in the principal amount of $262,035.00, which note is subject to the Subordination and Intercreditor Agreement dated as of July 30, 1997 among PHCIS, Bergen and Lender."

         4. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective upon satisfaction of the following conditions precedent:

                  (i)  Lender  shall  have   received  in  form  and   substance
         satisfactory to Lender four (4) copies of this Agreement duly executed by each Borrower (including PHCIS) and consented to by each Guarantor;

                  (ii) Lender shall have received in form and substance satisfactory to Lender an executed Purchase Agreement and all exhibits and schedules thereto and all other documents and agreements executed in connection therewith, including, but not limited to the Employment Agreement, Non-competition Agreement, Tax Provisions Agreement, Assignment and Assumption Agreement and Registration Rights Agreement;

                  (iii) Accuhealth and/or PHCIS shall have obtained all necessary consents with respect to each contract, lease, and agreement being assigned to Accuhealth and/or PHCIS pursuant to the Purchase Agreement. Accuhealth and PHCIS hereby covenant that no conditions to effectiveness of the Purchase Agreement shall be waived by Accuhealth or PHCIS without Lender's prior written consent, such consent not to be unreasonably withheld;

                  (iv) Lender shall have received an executed Amended and Restated Term Note in the form attached hereto as Exhibit A,

                  (v)  Lender  shall  have   received  in  form  and   substance
         satisfactory to Lender a Collateral Assignment executed by Accuhealth with respect to its rights under the Purchase Agreement;

                  (vi) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral owned by PHCIS shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

                  (vii) Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the Board of Directors of PHCIS authorizing (x) the execution, delivery and performance of this Agreement, and (y) the granting by PHCIS of the Liens upon the Collateral certified by the Secretary or an Assistant Secretary of PHCIS as of the date of this Agreement; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (viii) Lender shall have received a copy of the Articles or Certificate of Incorporation of PHCIS, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of PHCIS certified as accurate and complete by the Secretary or an Assistant Secretary of PHCIS;

                  (ix) Lender shall have received good standing certificates for PHCIS dated not more than thirty (30) days prior to the date of this Agreement, issued by the Secretary of State or other appropriate official of PHCIS's jurisdiction of incorporation and each jurisdiction where the conduct of PHCIS's business activities or the ownership of its properties necessitates qualification;

                  (x) Lender shall have received the executed legal opinions of Proskauer Rose Goetz & Mendelsohn LLP and Crummy, Del Deo, Dolan, Griffinger & Vecchione,
         each in form and substance satisfactory to Lender regarding the due authorization, enforceability and validity of this Agreement by
         Borrowers (other than PHCIS) and PHCIS, respectively, and the transactions contemplated herein;

                  (xi) Lender shall have received in form and substance satisfactory to Lender, certified copies of PHCIS's casualty insurance policies, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee, and certified copies of PHCIS's liability insurance policies, together with endorsements naming Lender as a co-insured;

                  (xii) Lender shall have received a duly executed letter agreement regarding the use of the lockbox account currently used with respect to the Borrowers (other than PHCIS) for the collection or servicing of the Accounts and proceeds of the Collateral of PHCIS;

                  (xiii)  Lender  shall  have  received  in form  and  substance
         satisfactory   to  Lender  all  landlord,   mortgagee  or  warehousemen
         agreements;

                  (xiv) Lender shall have reviewed all material contracts of PHCIS including, without limitation, leases, union contracts, labor contracts, vendor supply contracts, license agreements and distributorship agreements and such contracts and agreements shall be satisfactory in all respects to Lender;

                  (xv) Lender shall have received (a) schedules describing all Receivables or Medicare/Medicaid Receivables and (b) confirmatory written assignments of such Receivables or Medicare/Medicaid Receivables to Lender; and

                  (xvi) Lender shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants, with respect to itself, as follows:

                  (a) This Agreement and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Agreement, such Borrower (other than PHCIS) hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

                  (c) No Event of Default or Incipient Event of Default has occurred and is continuing or would exist after giving effect to this Agreement.

                  (d) Such Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF PHCIS. PHCIS hereby represents and warrants that it is a corporation duly organized and validly existing under the laws of the State of New Jersey, and that it is duly qualified and in good standing in every other state or jurisdiction in which the nature of its business presently requires such qualification.

          7. EFFECT ON THE LOAN AGREEMENT.

         (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         9. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         10. COUNTERPARTS: TELECOPIED SIGNATURES. This Agreement may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                               ACCUHEALTH, INC., as Borrower and
                               Borrowing Agent


                               By: /s/ GLENN C. DAVIS
                                  ----------------------------------------
                                       Glenn C. Davis
                               Title:  President

                                        MIDVIEW DRUG,  INC., as Borrower


                                        By: /s/ GLENN C. DAVIS
                                           -------------------------------------
                                                Glenn C. Davis
                                        Title:  President

                                        ACCUHEALTH HOME CARE, INC., as Borrower


                                        By: /s/ GLENN C. DAVIS
                                           -------------------------------------
                                                Glenn C. Davis
                                        Title:  President

                                        CITIVIEW DRUG CO., INC., as Borrower


                                        By: /s/ GLENN C. DAVIS
                                           -------------------------------------
                                                Glenn C. Davis
                                        Title:  President

                                        PROHEALTHCARE INFUSION SERVICES, INC.,
                                        as Borrower


                                        By: /s/ GLENN C. DAVIS
                                           -------------------------------------
                                                Glenn C. Davis
                                        Title:  President

                                        ROSENTHAL & ROSENTHAL, INC., as Lender


                                        By: /s/
                                           -------------------------------------
                                        Title: Executive Vice President

CONSENTED TO:

/s/ GLENN C. DAVIS
------------------------------
    Glenn C. Davis

------------------------------
STANLEY GOLDSTEIN

                                        MIDVIEW DRUG,  INC., as Borrower


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        ACCUHEALTH HOME CARE, INC., as Borrower

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        CITIVIEW DRUG CO., INC., as Borrower


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        PROHEALTHCARE INFUSION SERVICES, INC.,
                                        as Borrower

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        ROSENTHAL & ROSENTHAL, INC., as Lender

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

CONSENTED TO:


---------------------------------
GLENN C. DAVIS

/s/ STANLEY GOLDSTEIN
---------------------------------
    STANLEY GOLDSTEIN

                                    EXHIBIT A

                               MENDED AND RESTATED
                                    TERM NOTE

$500,000.00                                                 New York, New York
                                                            July ___, 1997

                  This Amended and Restated Term Note is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of April 28, 1994, as amended by (i) Amendment No.1 dated as of February 1, 1996, (ii) Amendment No.2 dated as of February 1,1997 and (iii) Amendment No.3 and Joinder Agreement dated as of the date hereof (as may be further amended, supplemented or modified from time to time the "Loan Agreement") by and among Accuhealth, Inc. ("Accuhealth"), Midview Drug, Inc.
("Midview"),  Accuhealth  Home  Care,  Inc.  ("AHC"),  Citiview  Drug Co.,  Inc.
("Citiview")  and  ProHealthCare  Infusion  Services,  Inc.  ("PHCIS")  (each  a
"Borrower" and, jointly and severally, the "Borrowers") and Rosenthal & Rosenthal, Inc. ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

                  FOR VALUE RECEIVED, Borrowers, jointly and severally, hereby promise to pay to the order of Lender at its offices located at 1370 Broadway, New York, New York l00l~ or at such other place as Lender may from time to time designate to Borrowers in writing:

                  (i) the principal sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) payable in accordance with the terms of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, earlier termination of the Loan Agreement or earlier prepayment as required pursuant to the terms thereof; and

                  (ii) interest on the principal amount of this Note from time to time outstanding, payable at the Term Loan Rate in accordance with the provisions of the Loan Agreement. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

                  This Note is the Term Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Ancillary Agreements, is entitled to the benefits of the Loan Agreement and the Ancillary Agreements and is subject to all of the agreements, terms and conditions therein contained.

                  This Note is subject to mandatory prepayment and may only be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

                  If an Event of Default under Section 1 8~) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Ancillary Agreements, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

                  This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.

                  This Note amends and restate in its entirety and is given in substitution for (but not satisfaction of) that certain Term Note dated February 1, 1997 made by Accuhealth, Midview, AHC and Citiview to Lender in the original principal amount of $500,000.

                  Borrowers expressly waive any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                     ACCUHEALTH, INC.


                                     By:
                                         ---------------------------------------
                                     Title:
                                         ---------------------------------------


                                     MIDVIEW DRUG, INC.

                                     By:
                                         ---------------------------------------
                                     Title:
                                         ---------------------------------------


                                     ACCUHEALTH HOME CARE, INC.


                                     By:
                                         ---------------------------------------
                                     Title:
                                         ---------------------------------------


                                     CITIVIEW DRUG CO., INC.


                                     By:
                                         ---------------------------------------
                                     Title:
                                         ---------------------------------------


                                     PROHEALTHCARE INFUSION SERVICES, INC.

                                     By:
                                         ---------------------------------------
                                     Title:
                                         ---------------------------------------

STATE OF NEW YORK                    )
COUNTY OF NEW YORK                   : ss.:
                                     )

On the day of July, 1997, before me personally came _________________, to me known, who being by me duly sworn, did depose and say that he is the _________________ of Accuhealth, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the each of the board of directors of said corporation.


                                                   -----------------------------
                                                   Notary Public


STATE OF NEW YORK                    )
COUNTY OF NEW YORK                   : ss.:
                                     )


On the ____ day of July, 1997, before me personally came __________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of Midview Drug, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the each of the board of directors of said corporation.


                                                   -----------------------------
                                                   Notary Public


STATE OF NEW YORK                    )
COUNTY OF NEW YORK                   : ss.:
                                     )


On the day of July, 1997, before me personally came _________________, to me known, who being by me duly sworn, did depose and say that he is the _________________ of Accuhealth Home Care, Inc. the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the each of the board of directors of said corporation.


                                                   -----------------------------
                                                   Notary Public


STATE OF NEW YORK                    )
COUNTY OF NEW YORK                   : ss.:
                                     )


On the ____ day of July, 1997, before me personally came ________________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of Citiview Drug Co., Inc. the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the each of the board of directors of said corporation.


                                                   -----------------------------
                                                   Notary Public

STATE OF NEW YORK                    )
COUNTY OF NEW YORK                   : ss.:
                                     )

On the ____ day of July, 1997, before me personally came _______________, to me known, who being by me duly sworn, did depose and say that he is the __________________ of ProHealthCare Infusion Services, Inc. the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the each of the board of directors of said corporation.


                                                   -----------------------------
                                                   Notary Public